SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  March 31, 1997

                      BALCOR EQUITY PROPERTIES LTD.-VIII
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-9541
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3011615
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                               (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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a)  Walnut Hills Apartments, Phase I

In 1980, the Partnership acquired Walnut Hills Apartments, Phase I, San Antonio, Texas ("Phase I"), utilizing approximately $2,635,000 in offering proceeds. Phase I was acquired subject to an existing first mortgage loan of approximately $2,649,000. In 1983, the Partnership sold Phase I and Walnut Hills Apartments, Phase II ("Phase II"), located adjacent to Phase I, to an unaffiliated party with a portion of the sale price in the form of a purchase money note (the "Note"). The purchaser defaulted on the Note and the Partnership reacquired title to Phase I and Phase II through foreclosure in 1986. Prior to the foreclosure, the Partnership received approximately $1,900,000 pursuant to the sale related to Phase I and Phase II combined comprised of the cash down payment and principal payments on the Note.

In 1993, the first mortgage loan on Phase I was refinanced with a new mortgage loan in the amount of $5,219,500. The Partnership received excess refinancing proceeds of approximately $2,751,000.

On March 31, 1997, the Partnership contracted to sell Phase I for a sale price of $4,800,000 to an unaffiliated party, Michael P. Morrison (also referred to as the "Purchaser"). Mr. Morrison is a partner in the law firm of Hopkins & Sutter in Chicago. Hopkins & Sutter, including Mr. Morrison, have provided legal services periodically to the Partnership and to numerous affiliates of the General Partner.

The Purchaser has deposited $48,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for July 1, 1997. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to be approximately $5,071,000 at closing and $96,000 as a brokerage commission to an affiliate of the third party providing property management services for Phase I. At closing, the Partnership will utilize the proceeds of the sale of Phase I along with a portion of the net proceeds from the sale of Phase II, as described below, to satisfy its obligations with respect to the sale of Phase I.

The Partnership has simultaneously contracted to sell Phase II to the Purchaser, as described below. If the agreement of sale for Phase I or Phase II is terminated for any reason, the agreement of sale for the other Phase will also be deemed terminated.

Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of Phase I. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of Phase II. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of Phase I may not occur.

b)  Walnut Hills Apartments, Phase II

In 1981, the Partnership acquired Walnut Hills Apartments, Phase II, San Antonio, Texas ("Phase II"), utilizing approximately $1,786,000 in offering proceeds. Phase II was acquired subject to a first mortgage loan in the amount of approximately $3,600,000. In 1983, the Partnership sold Phase II and Walnut Hills Apartments, Phase I ("Phase I"), located adjacent to Phase II, to an unaffiliated party with a portion of the sale price in the form of a purchase money note (the "Note"). The purchaser defaulted on the Note and the Partnership reacquired title to Phase II and Phase I through foreclosure in 1986. As described in Item 2 (a) above, prior to the foreclosure, the Partnership received approximately $1,900,000 pursuant to the sale related to Phase I and Phase II combined comprised of the cash down payment and principal payments on the Note.

In 1993, the first mortgage loan on Phase II was refinanced with a new mortgage loan in the amount of $1,930,500. The Partnership paid $1,354,373 from the proceeds of the refinancing of Phase I towards the refinancing of Phase II.

On March 31, 1997, the Partnership contracted to sell Phase II for a sale price of $5,800,000 to an unaffiliated party, Michael P. Morrison (also referred to as the "Purchaser"). Mr. Morrison is a partner in the law firm of Hopkins & Sutter in Chicago. Hopkins & Sutter, including Mr. Morrison, have provided legal services periodically to the Partnership and to numerous affiliates of the General Partner.

The Purchaser has deposited $58,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for July 1, 1997. From the proceeds of the sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to be approximately $1,871,000 at closing and $116,000 as a brokerage commission to an affiliate of the third party providing property management services for Phase II. The Partnership will receive the remaining proceeds of approximately $3,813,000, less closing costs. At closing, the Partnership will utilize a portion of the net proceeds from Phase II to satisfy its obligations with respect to the sale of Phase I, as described above.

The Partnership has simultaneously contracted to sell Phase I to the Purchaser, as described above. If the agreement of sale for Phase I or Phase II is terminated for any reason, the agreement of sale for the other Phase will also be deemed terminated.

Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of Phase II. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions, including the closing of the sale of Phase II. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of Phase II may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Walnut Hills Apartments, Phase I, San Antonio, Texas.

              (b) Agreement of Sale and attachment thereto relating to the sale of Walnut Hills Apartments, Phase II, San Antonio, Texas.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR EQUITY PROPERTIES LTD.-VIII

                         By:  Balcor Partners-79, an Illinois general
                              partnership, its general partner

                         By: RGF-Balcor Associates, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              -------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and Secretary

Dated:  April 15, 1997
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